Fourth Quarter & Full Year 2016 Summary February 27, 2017

2 This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of our most recent public filings. You should read our public filings, including the Risk Factors set forth therein and the documents that we have filed as exhibits to those filings, completely and with the understanding that our actual future results may be materially different from what we currently expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward- looking statements, even if new information becomes available in the future. Safe Harbor Statement

3 In addition to reporting financial results in accordance with GAAP, we also refer to adjusted EBITDA, adjusted net income and free cash flow. We define adjusted EBITDA as net income adjusted for foreign currency transaction gains and losses, changes in fair value of contingent consideration related to acquisitions, interest income and expense, income taxes, depreciation, amortization, disposals and non-cash equity-based compensation; adjusted net income as net income excluding the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets and changes in the fair value of contingent consideration related to acquisitions and the estimated tax impact of such adjustments; revenue growth on a constant currency basis (expressed as a percentage) as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for both periods; and free cash flow as cash provided by/(used in) operating activities adjusted for capital expenditures and content acquisition. These figures are non-GAAP financial measures and should be considered in addition to results prepared in accordance with generally accepted accounting principles (GAAP), and should not be considered as a substitute for, or superior to, GAAP results. We use the non-GAAP financial measures adjusted EBITDA, adjusted net income, and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to, among other things: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management's internal comparisons of the historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. We believe that adjusted EBITDA and adjusted net income are useful to investors to provide them with disclosures of our operating results on the same basis as that used by management. Additionally, we believe that adjusted EBITDA and adjusted net income provide useful information to investors about the performance of the Company's overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to our underlying operating performance. Additionally, we believe that providing these non-GAAP financial measures enhances the comparability for investors in assessing our financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company's ongoing business operations, and provides them with the same measures that we use as the basis for making resource allocation decisions. Please refer to the reconciliation of the differences between adjusted EBITDA, adjusted net income, and free cash flow, and the most comparable financial measure calculated and presented in accordance with GAAP, presented under the heading “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the Consolidated Balance Sheets in today’s earnings release, which is available in the Investor Relations section o f our website. Non-GAAP Financial Measures

4 The Leading Global Marketplace for Stock Content Contributors Photographers Illustrators Videographers Musicians Customers Designers Businesses Marketing Agencies Media Organizations

5 - Revenue increased 16% to $494.3 million primarily driven by new customers, an increase in paid downloads and increased activity from enterprise clients - Revenue increased 18% on a constant currency basis - Income from Operations increased 12% to $45.8 million driven by revenue growth offset by higher royalty costs associated with the increase in paid downloads, an increase in marketing spend and other general operating expense increases resulting from our continued growth - Adjusted EBITDA increased 13% to $95.5 million - GAAP Net Income available to common stockholders increased 67% to $32.6 million - Adjusted Net Income increased 25% to $55.2 million - Cash, cash equivalents and short term investments of $279 million at year end - Generated $53.1 million of free cash flow during the year FY’16 Financial Highlights

6 - Revenue increased 12% to $130.2 million primarily driven by new customers, an increase in paid downloads and increased activity from enterprise clients - Revenue increased 14% on a constant currency basis - Income from Operations decreased 12% to $13.2 million driven by higher royalty costs associated with the increase in paid downloads and an increase in marketing spend year-over-year - Adjusted EBITDA increased 1% to $25.9 million - GAAP Net Income available to common stockholders increased 43% to $9.9 million - Adjusted net income during the quarter increased 9% to $15.1 million - Generated $9.4 million of free cash flow during the quarter Q4’16 Financial Highlights

7 Q4’16 & FY’16 Operating Highlights Q4’16 Operating Highlights: - Launched Shutterstock Editor out of beta with new features & functionality - Signed distribution deals with AM Stock-Cameo & European Pressphoto Agency B.V. FY’16 Operating Highlights: - Image library expanded to 116.2 million images, up 63% vs. FY’15 - Video library expanded to 6.2 million video clips, up 68% vs. FY’15 - More than 190,000 contributors made their images, video clips & music tracks available - Paid downloads of 167.9 million increased 14% vs. FY’15 - More than 1.6 million customers contributed to revenue in FY’16 which was up 14% vs. FY’15 - Entered into an exclusive distribution agreement with the Associated Press ® - Acquired over 700,000 image assets in two prominent collections: The Art Archive & The Kobal Collection - Released plug-ins for Microsoft PowerPoint ® & Adobe Photoshop® - Entered into an API integration partnership with Google ®

Consolidated Financial Results ($ in millions) Three Months Ended December 31, Twelve Months Ended December 31, 2016 2015% Δ 2016 2015% Δ Total Revenues $130.2 $116.0 12% $494.3 $425.1 16% Total Expenses 120.3 109.1 10% 461.7 405.6 14% Net Income 9.9 6.9 43% 32.6 19.6 67% Plus: Depreciation & Amortization 5.8 4.5 29% 19.9 14.8 34% Plus: Equity-Based Compensation 7.0 6.1 14% 28.1 28.9 (3%) Plus: Other Adjustments 1.2 3.4 (65%) 2.9 6.7 (56%) Plus: Provision for Income Taxes 2.2 4.8 (55%) 11.9 14.7 (19%) Adjusted EBITDA $25.9 $25.6 1% $95.5 $84.7 13% Adjusted EBITDA Margin 19.9% 22.1% 19.3% 19.9% 8 Note: “Other Adjustments” includes accelerated change in fair value of contingent consideration that is recorded as a component of G&A expense. Note: Totals may not sum exactly due to rounding.

Free Cash Flow 9 ($ in millions) Three Months Ended December 31, Twelve Months Ended December 31, 2016 2015 2016 2015 Net Cash From Operations $24.4 $25.9 $101.1 $85.3 Less: Capital Expenditures (13.2) (4.1) (40.0) (14.0) Less: Content Acquisitions (1.8) (0.8) (8.0) (3.0) Free Cash Flow $9.4 $21.0 $53.1 $68.3 Note: Totals may not sum exactly due to rounding.

Adjusted Net Income 10 ($ in millions, except per share data) Three Months Ended December 31, Twelve Months Ended December 31, 2016 2015 2016 2015 GAAP Net Income $9.9 $6.9 $32.6 $19.6 Add: Non-Cash Equity-Based Comp 7.0 6.1 28.1 28.9 Add: Acquisition-Related Amortization 1.0 1.2 4.3 4.5 Add: Change in Fair Value of Contingent Consideration 0.3 3.3 2.9 4.8 Less: Tax Effect of Adjustments (3.0) (3.6) (12.7) (13.5) Adjusted Net Income $15.1 $13.9 $55.2 $44.2 Diluted Shares Outstanding (M) 35.9 36.5 35.9 36.3 Adjusted Net Income / Diluted Share $0.42 $0.38 $1.54 $1.22 Note: Totals may not sum exactly due to rounding.

Share Repurchase Activity 11 Note: Share repurchase plan implemented in Nov’15. To date activity through 12/31/16. Note: % of shares acquired calculated as % of shares outstanding at beginning of each period. Note: Total repurchase activity % calculated as % of shares outstanding at 9/30/15. Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Total Activity Share Repurchase Activity (in millions) $15.6 $27.8 $16.3 -- $17.8 $77.5 Shares Repurchased 459,602 880,648 399,242 -- 370,036 2,109,528 Average Repurchase Price $34.01 $31.59 $40.73 -- $48.20 $36.76 % of Outstanding Shares Acquired 1.3% 2.4% 1.1% -- 1.0% 5.8%

2017 Guidance 2017 Guidance Revenue $545 - $560 million Income from Operations $47 - $52 million Adjusted EBITDA $105 - $110 million Non-Cash Equity Based Comp. ~$30 million Capital Expenditures ~$45 million Capitalized Labor (included in total Capital Expenditures) ~$20 million Effective Tax Rate Mid 30’s% 12